UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2007
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction	1-3473 (Commission File Number)	95-0862768 (IRS Employer Identification No.)
of incorporation)

300 Concord Plaza Drive		78216-6999
San Antonio, Texas		(Zip Code)
(Address of principal executive offices)
(210) 828-8484
(Registrant’s telephone number,
including area code)

Not Applicable
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In a Current Report on Form 8-K dated March 1, 2007, Tesoro Corporation (the “Company”) reported that J.W. (Jim) Nokes had been elected to the Company’s Board of Directors effective March 1, 2007 and would be appointed to one or more committees at a later date. In May 2007, Mr. Nokes was appointed to both the Compensation Committee and Environmental Health and Safety Committees of the Board of Directors. The Current Report on Form 8-K dated March 1, 2007 is hereby amended as required under Item 5.02 of Form 8-K to reflect the appointment of Mr. Nokes to these committees.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 10, 2007

TESORO CORPORATION
By:	/s/ Gregory A. Wright
Gregory A. Wright
Executive Vice President and Chief Financial Officer

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